UNITED STATES

SECURITIES EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: November 25, 2015

ARTVENTIVE MEDICAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-144226	26-0148468
State or other jurisdiction of incorporation	Commission File Number	IRS Identification No.

2766 Gateway Rd.

Carlsbad, CA 92009

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code:  (760) 471-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

a) On or about October 1, 2015, Anderson Bradshaw, the principal accountant for Artventive Medical Group, Inc. (the "Company") was terminated as its independent registered public accounting firm.  The decision to change principal accountants was approved by Board of Directors.  The Company does not have an Audit Committee.

None of the reports of Anderson Bradshaw on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports stated that there was substantial doubt about the Company’s ability to continue as a going concern.

There were no disagreements between the Company and Anderson Bradshaw, for the two most recent fiscal years and any subsequent interim period through October 1, 2015 (date of dismissal), on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Anderson Bradshaw, would have caused them to make reference to the subject matter of the disagreement in connection with its report.  Further, Anderson Bradshaw has not advised the Registrant that:

1) internal controls necessary to develop reliable financial statements did not exist; or

2) information has come to the attention of Anderson Bradshaw which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

3) the scope of the audit should be expanded significantly, or information has come to the attention of Anderson Bradshaw that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2015.

The company has provided Anderson Bradshaw with a copy of the disclosures it is making herein, and requested Anderson Bradshaw to provide a letter to be filed as an exhibit hereto, stating whether Anderson Bradshaw agrees with the statements made herein and, if not, in what aspects they disagree. A copy of the letter provided is attached hereto as Exhibit 16.1.

(b) On or about October 1, 2015, the Registrant engaged Heaton & Company, PLLC as its principal accountant to audit the Registrant's financial statements.  During the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted with the entity of Heaton & Company, PLLC regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor did the entity of Heaton & Company, PLLC provide advice to the Registrant, either written or oral, that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted the entity of Heaton & Company, PLLC on any matter that was the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits.

Exhibit

Number        Descriptions

      16.1         Letter from Anderson Bradshaw regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARTVENTIVE MEDICAL GROUP, INC.
/s/ H. James Graham
Dated: November 24, 2015	By:	H. James Graham
	Its	CEO